Bank of America 2Q18 Financial Results July 16, 2018

Second Quarter 2018 Highlights

(Comparisons to 2Q17)

Earnings[1]

- Net income of $6.8B, up 33%
- Diluted earnings per share of $0.63, up 43%
- Total revenue of $22.6B, down 1%
  - Excluding 2Q17 selected item, up 3%[2]
- Noninterest expense of $13.3B, down 5%
  - Excluding 2Q17 selected item, down 3%[2]
- 14 consecutive quarters of positive operating leverage

Returns and Efficiency

- Return on average assets of 1.17% improved 27 bps
- Return on average common shareholders' equity of 10.8% increased 300 bps
- Return on average tangible common shareholders' equity of 15.2% improved 428 bps[2]
- Efficiency ratio of 59% improved 249 bps

Client Balances

- Average loans and leases in business segments grew 5%
  - Consumer up 6% and commercial up 5%
- Average deposits increased 3%
- Merrill Edge brokerage assets increased 20%
- Client balances within Global Wealth & Investment Management increased to nearly $2.8T

Capital and Liquidity

- $165B of Common Equity Tier 1 Capital (CET1) and CET1 ratio of 11.4%[3]
- $512B of average Global Liquidity Sources[4]
- Plan to return ~$26B of capital to common shareholders over next four quarters, which includes:
  - 25% increase in quarterly dividend
  - More than $20B in gross share repurchases

[1] On December 22, 2017, the Tax Cuts and Jobs Act (the "Tax Act") was enacted, which included a lower U.S. corporate tax rate effective in 2018.
[2] Represents a non-GAAP financial measure. For a description of selected items, see slide 6. For important presentation information, see slide 27.
[3] Regulatory capital ratios at June 30, 2018 are preliminary. The Company reports regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy, which for CET1 is the Standardized approach for 2Q18 and the Advanced approaches for 1Q18 and 2Q17.
[4] See note A on slide 24 for definition of Global Liquidity Sources.

2

Operating Leverage Trend Positive Operating Leverage for 14 Consecutive Quarters 1 +22% +21% +29% +3% +8% +3% +5% +6% +8% +6% +3% +8% 2 +5% +4% Reported revenue growth of 2% and operating leverage of 3% 7% 7% 7% 2 4% 3% 2% 2% 1% 1% 1% (1%) (1%) (1%) (2%) (2%) (1%) (1%) (2%) (3%) (2%) (4%) (5%) (5%) (7%) (25%) (10%) (29%) (31%) 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 YoY revenue growth (decline) YoY expense growth (decline) Operating leverage Note: Amounts may not total due to rounding. 1 Operating leverage calculated as the year-over-year percentage change in revenue, net of interest expense, less the percentage change in noninterest expense. Quarterly expense for 2017 and 2016 has been restated to reflect the accounting change for retirement-eligible equity incentives adopted in 4Q17; 2015 and 2014 periods are as reported. 2 Revenue growth and operating leverage adjusted to exclude the $0.9B noninterest income charge in 4Q17 from the Tax Act; represents a non-GAAP financial measure. 3

Consumer Banking Digital Usage Trends 1 Active Digital Banking Users (MM) Erica Users (MM) Users (MM) 40 2x 4.0 34.0 35.7 34x 2.0 30.8 32.2 30 25.3 22.9 2.0 20 20.2 17.6 0.05 10 0 2Q15 2Q16 2Q17 2Q18 April '18 July June '17 July Digital banking users Launch 2018 Launch 2018 Mobile banking users Mobile Channel Usage 2, 3 Digital Deposit Transactions Digital Sales 700 24% 1,600 1,379 100% 25% 22% 600 24% 80% 35% 20% 18% 1,200 1,061 500 16% 942 460 400 60% 15% 800 621 371 300 289 40% 76% 10% 65% 400 200 20% 5% 120 100 0 0 0% 0% 2Q15 2Q16 2Q17 2Q18 2Q15 2Q18 2Q15 2Q16 2Q17 2Q18 Mobile Channel Usage (MM) Digital Appointments (000's) Digital (Mobile/ATM) Financial Center 1 Digital users represent mobile and / or online users in consumer businesses. 2 Mobile channel usage represents the total number of application logins using a smartphone or tablet. 3 Digital appointments represent the number of appointments made via online, smartphone or tablet. 4

Digital Capabilities Enabling Convenience and Increased Activity Digital Payments Digital Sales Digital Investments Person-to-Person Payments (Zelle) 1 Weekly Auto Loan Volume ($MM) Merrill Edge Brokerage Assets 40 $20 200 $191 4 35.1 1.3x $25.6 $159 30 $19.7 $132 3 $122 2.3 2.5 20 $10 $10 100 2.1 2 14.5 2.0 8.3 10 $5 1 5.6 $3 0 $1 $0 0 0 2Q15 2Q16 2Q17 2Q18 June '17 12 Months 2Q15 2Q16 2Q17 2Q18 Transactions (MM) Volume ($B) Launch Later Assets ($B) # of Accounts (MM) Total Payments ($B) Weekly Mortgage Loan Volume ($MM) Weekly New Merrill Edge Guided CAGR Investing Accounts $736 $800 $678 +6% $620 $637 4.6x $22.2 2.1x 974 $600 350 +1% 344 343 338 $400 474 +12% $200 386 $4.8 277 299 334 $0 2Q15 2Q16 2Q17 2Q18 April '18 2 Months Feb '17 12 Months Digital Non-Digital Launch Later Launch Later 1 Includes Bank of America person-to-person payments sent and / or received through e-mail or mobile identification. 5

Financial Results Summary Income Statement ($B, except per share data) 2Q18 2Q17 % Inc / (Dec) Excl. 2Q17 Selected Items 1 Total revenue, net of interest expense $22.6 $22.8 (1) % Revenue +3% Noninterest expense 13.3 14.0 (5) Expense (3%) Provision for credit losses 0.8 0.7 14 Pretax income 8.5 8.1 5 Pretax income +11% Income tax expense 1.7 3.0 (43) Net income $6.8 $5.1 33 Diluted earnings per share $0.63 $0.44 43 Average diluted common shares (in millions) 10,309 10,835 (5) Return Metrics and Efficiency 2Q18 2Q17 Inc / (Dec) Return on average assets 1.17% 0.90% 27 bps Return on average common shareholders' equity 10.8 7.8 300 1 Return on average tangible common shareholders' equity 15.2 10.9 428 Efficiency ratio 59 61 (249) 2Q17 Selected Items 2Q17 Revenue, net of interest expense Pretax gain on sale of non-U.S. consumer card 2 $0.8 Noninterest expense Data center impairment charge 0.3 Pretax income $0.5 Note: Amounts may not total due to rounding. 1 Represent non-GAAP financial measures. For important presentation information, see slide 27. 2 2Q17 included an after-tax gain of $0.1B for the sale of the non-U.S. consumer credit card business of which a $0.8B pretax gain was recorded in other income mostly offset by a 6 $0.7B tax expense.

Balance Sheet, Liquidity and Capital

Balance Sheet ($B, EOP balances)	2Q18	1Q18	2Q17
Total assets	$2,291.7	$2,328.5	$2,254.7
Total loans and leases	935.8	934.1	916.7
Total loans and leases in business segments [1]	874.6	869.5	837.8
Total deposits	1,309.7	1,328.7	1,263.0
Funding & Liquidity ($B)			
Long-term debt	$226.6	$232.3	$223.9
Global Liquidity Sources (average) [2]	512	522	513
Liquidity coverage ratio [2, 3]	122 %	124 %	n/a
Time to Required Funding (in months) [2]	60	56	49
Equity ($B)			
Common shareholders' equity	$241.0	$241.6	$245.4
Common equity ratio	10.5 %	10.4 %	10.9 %
Tangible common shareholders' equity [4]	$170.9	$171.3	$175.3
Tangible common equity ratio [4]	7.7 %	7.6 %	8.0 %
Per Share Data			
Book value per common share	$24.07	$23.74	$24.85
Tangible book value per common share [4]	17.07	16.84	17.75
Common shares outstanding (in billions) [5]	10.01	10.18	9.88

Basel 3 Capital ($B) [3]	2Q18	1Q18	2Q17
Common equity tier 1 capital (CET1)	$164.9	$164.8	$168.7
Standardized approach			
Risk-weighted assets	$1,444	$1,452	$1,405
CET1 ratio	11.4 %	11.4 %	12.0 %
Advanced approaches			
Risk-weighted assets	$1,438	$1,458	$1,464
CET1 ratio	11.5 %	11.3 %	11.5 %
Supplementary leverage			
Supplementary leverage ratio (SLR)	6.7 %	6.8 %	n/a

Note: n/a = not applicable.
[1] Excludes loans and leases in All Other.
[2] See notes A, B and C on slide 24 for definitions of Global Liquidity Sources, Liquidity Coverage Ratio and Time to Required Funding, respectively.
[3] Regulatory capital and liquidity ratios at June 30, 2018 are preliminary. The Company reports regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy, which for CET1 is the Standardized approach for 2Q18 and the Advanced approaches for 1Q18 and 2Q17. Basel 3 transition provisions for regulatory capital adjustments and deductions were fully phased-in as of January 1, 2018. Prior periods are presented on a fully phased-in basis. SLR requirements became effective January 1, 2018.
[4] Represents a non-GAAP financial measure. For important presentation information, see slide 27.
[5] Berkshire Hathaway exercised its warrants to purchase 700 million shares of BAC common stock in 3Q17 using its Series T preferred shares, which resulted in an increase to common shares outstanding.

7

Average Loans and Leases Total Loans and Leases ($B) 1 Total Loans and Leases in All Other ($B) 1 YoY YoY +2% (28%) $1,000 $915 $918 $928 $932 $935 $150 $800 $100 $88 $600 $77 $71 6 $68 $63 16 15 $400 14 13 $50 12 65 $200 62 58 55 51 $0 $0 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17 1Q18 2Q18 Residential mortgage Home equity Non-U.S. consumer credit card Loans and Leases in Business Segments ($B) Year-over-Year Growth in Business Segments $864 $872 YoY $900 $827 $842 $857 +5% 10% 75 70 72 74 74 +8% 8% $600 346 350 352 355 +3% 345 6% 6% 6% 5% 5% 161 4% 151 154 157 159 +7% 7% 8% 7% $300 6% 2% 5% 5% 4% 5% 262 269 276 280 281 +7% $0 0% 2Q17 3Q17 4Q17 1Q18 2Q18 3Q17 4Q17 1Q18 2Q18 Consumer Banking GWIM Global Banking Global Markets Consumer loans Commercial loans Total in business segments Notes: Amounts may not total due to rounding. GWIM defined as Global Wealth & Investment Management. 1 Includes $6B of average non-U.S. consumer credit card loans in 2Q17. During 2Q17, the Company sold its non-U.S. consumer credit card business. 8

Asset Quality

Net Charge-offs ($MM) [1]


$1,400
$700
$0
1.0%
0.5%
0.0%
$908
$900
$1,237
$911
$996
0.40%
0.39%
0.53%
0.40%
0.43%
2Q17
3Q17
4Q17
1Q18
2Q18
Net charge-offs
Net charge-off ratio

Provision for Credit Losses ($MM)


$1,400
$700
$0
$726
$834
$1,001
$834
$827
2Q17
3Q17
4Q17
1Q18
2Q18

- Total net charge-offs of $1.0B increased $0.1B from 1Q18; net charge-off ratio increased 3 bps to 0.43%
  - Consumer net charge-offs were flat at $0.8B
    - Reflected seasonally higher losses in credit card, offset by improvement in home equity
    - Net charge-off ratio of 0.74%
  - Commercial net charge-offs increased $0.1B to $0.2B
    - Net charge-off ratio of 0.14% (0.09% excl. small business)
- Provision expense of $0.8B decreased modestly from 1Q18
  - Net reserve release of $0.2B in 2Q18, reflected improvements in consumer real estate and energy, partially offset by portfolio seasoning in consumer credit card
- Allowance for loan and lease losses of $10.1B, represented 1.08% of total loans and leases [1]
- Nonperforming loans (NPLs) decreased $0.5B from 1Q18, driven by improvements in both consumer and commercial
  - 47% of consumer NPLs are contractually current
- Commercial reservable criticized utilized exposure decreased $1.0B from 1Q18, reflecting broad-based improvements

[1] Excludes loans measured at fair value.

9

Asset Quality – Consumer and Commercial Portfolios

Consumer Net Charge-offs ($MM)



$1,000
$750
$500
$250
$0
2.0%
1.5%
1.0%
0.5%
0.0%
$751
$731
$769
$830
$830
0.67%
0.65%
0.68%
0.75%
0.74%
2Q17
3Q17
4Q17
1Q18
2Q18
Credit card
Other
Consumer NCO ratio

Consumer Metrics ($MM)	2Q18	1Q18	2Q17
Provision	$757	$748	$606
Nonperforming loans and leases	4,639	4,906	5,282
% of loans and leases [1]	1.03 %	1.10 %	1.18 %
Consumer 30+ days performing past due	$7,233	$7,823	$8,650
Fully-insured [2]	3,454	3,915	4,970
Non fully-insured	3,779	3,908	3,680
Allowance for loans and leases	5,140	5,250	5,695
% of loans and leases [1]	1.15 %	1.18 %	1.28 %
# times annualized NCOs	1.54 x	1.56 x	1.89 x

Commercial Net Charge-offs ($MM)



$750
$500
$250
$0
2.0%
1.5%
1.0%
0.5%
0.0%
4Q17 included $0.3B single-name non-US C&I charge-off
$157
$169
$468
$81
$166
0.14%
0.14%
0.39%
0.07%
0.14%
2Q17
3Q17
4Q17
1Q18
2Q18
C&I
Small business and other
Commercial NCO ratio

Commercial Metrics ($MM)	2Q18	1Q18	2Q17
Provision	$70	$86	$120
Reservable criticized utilized exposure	12,357	13,366	15,640
Nonperforming loans and leases	1,258	1,472	1,520
% of loans and leases [1]	0.26 %	0.31 %	0.33 %
Allowance for loans and leases	$4,910	$5,010	$5,180
% of loans and leases [1]	1.02 %	1.04 %	1.12 %

[1] Excludes loans measured at fair value.
[2] Fully-insured loans are FHA-insured loans and other loans individually insured under long-term standby agreements.

10

Net Interest Income

Net Interest Income (FTE, $B) [1]



$14
$7
$0
$11.2
$11.4
$11.7
$11.8
$11.8
$11.0
$11.2
$11.5
$11.6
$11.7
2Q17
3Q17
4Q17
1Q18
2Q18
Net interest income (GAAP)
FTE adjustment

Net Interest Yield (FTE) [1]



3.5%
3.0%
2.5%
2.0%
2.83%
2.83%
2.89%
2.93%
2.95%
2.34%
2.36%
2.39%
2.39%
2.38%
2Q17
3Q17
4Q17
1Q18
2Q18
Reported net interest yield
Net interest yield excl. GM

- Net interest income of $11.7B ($11.8B FTE [1])
  - Increased $0.7B from 2Q17, which reflected the benefits from higher interest rates and loan and deposit growth, partially offset by a decline resulting from the sale of the non-U.S. consumer credit card business in 2Q17 and higher funding costs in Global Markets
  - Increased modestly from 1Q18, driven by higher interest rates and one additional interest accrual day, partially offset by seasonally lower Global Markets and credit card NII
- Net interest yield of 2.38% increased 4 bps from 2Q17
  - Reflected the benefits from spread improvement, offset by a reduction in the non-U.S. consumer credit card portfolio (higher-yielding asset), as well as the impact from an increase in Global Markets assets (lower-yielding)
  - Excluding Global Markets, the net interest yield would have been 2.95%, up 12 bps from 2Q17 [1]
- Interest rate sensitivity as of June 30, 2018 [2]
  - Remain positioned for NII to benefit as rates move higher
  - +100bps parallel shift in interest rate yield curve is estimated to benefit NII by $2.8B over the next 12 months, driven primarily by sensitivity to short-end interest rates

Notes: FTE defined as fully taxable-equivalent basis. GM defined as Global Markets.

[1] Represents a non-GAAP financial measure. Net interest yield adjusted to exclude Global Markets NII of $801MM, $870MM, $932MM, $899MM and $864MM, and average earnings assets of $490B, $486B, $464B, $447B and $457B for 2Q18, 1Q18, 4Q17, 3Q17 and 2Q17, respectively. The Company believes the presentation of net interest yield excluding Global Markets provides investors with transparency of NII and net interest yield in core banking activities. For important presentation information, see slide 27.

[2] NII asset sensitivity represents banking book positions.

11

Expense and Efficiency Total Noninterest Expense ($B) • Total noninterest expense of $13.3B declined $0.7B, or 5%, from $16 $14.0 $13.4 $13.3 $13.9 $13.3 2Q17, due to the absence of a $0.3B impairment charge in 2Q17 related to certain data centers, as well as reduced support costs $12 5.4 and lower litigation 5.9 5.6 5.7 5.3 Noninterest expense declined from 1Q18, due primarily to the $8 • absence of seasonally elevated payroll taxes $4 8.0 7.8 7.6 8.5 7.9 • Efficiency ratio improved to 59% in 2Q18 • Total headcount of 208K declined 1% from 2Q17, as growth in $0 primary sales professionals across Consumer Banking, GWIM and 2Q17 3Q17 4Q17 1Q18 2Q18 Global Banking was more than offset by declines in non-sales Personnel Non-personnel professionals Efficiency Ratio 70% 60% 65% 61% 61% 60% 59% 50% 40% 30% 2Q17 3Q17 4Q17 1Q18 2Q18 Note: Amounts may not total due to rounding. 12

Consumer Banking

Summary Income Statement ($MM) [1]	2Q18	Inc / (Dec) 1Q18	2Q17
Total revenue, net of interest expense	$9,211	$179	$702
Provision for credit losses	944	9	110
Noninterest expense	4,397	(83)	(14)
Pretax income	3,870	253	606
Income tax expense	987	65	(246)
Net income	$2,883	$188	$852

Key Indicators ($B)	2Q18	1Q18	2Q17
Average deposits	$687.8	$674.4	$652.8
Rate paid on deposits	0.05 %	0.05 %	0.04 %
Cost of deposits [2]	1.55	1.61	1.59
Average loans and leases	$280.7	$279.6	$261.5
Net charge-off ratio	1.28 %	1.27 %	1.21 %
Client brokerage assets	$191.5	$182.1	$159.1
Active mobile banking users (MM)	25.3	24.8	22.9
% Consumer sales through digital channels	24 %	26 %	22 %
Number of financial centers	4,411	4,435	4,542
Combined credit / debit purchase volumes [3]	$147.5	$137.4	$137.0
Total consumer credit card risk-adjusted margin [3]	8.07 %	8.32 %	8.40 %
Return on average allocated capital	31	30	22
Allocated capital	$37	$37	$37
Efficiency ratio [1]	48 %	50 %	52 %

- Net income of $2.9B increased 42% from 2Q17; ROAAC of 31%
  - 9% operating leverage (18th consecutive quarter of positive operating leverage)
- Revenue of $9.2B increased $0.7B, or 8%, from 2Q17
  - Strong NII growth, driven by higher interest rates and growth in deposits and loans
  - Noninterest income increased as higher card income and service charges more than offset lower mortgage banking income
- Provision increased from 2Q17, due primarily to credit card portfolio seasoning and loan growth
  - Net charge-offs increased $0.1B to $0.9B
- Noninterest expense declined modestly from 2Q17, as investments for business growth were offset by improved productivity
  - Efficiency ratio improved 409 bps to 48%
  - Continued investment in primary sales professionals, financial center builds/renovations and digital capabilities
- Average deposits of $688B grew $35B, or 5%, from 2Q17
  - 51% of deposits in checking accounts; 91% primary accounts [4]
  - Average cost of deposits of 1.55% [2]
- Average loans and leases of $281B increased $19B, or 7%, from 2Q17, driven by growth in residential mortgage and credit card
- Client brokerage assets of $191B grew $32B, or 20%, from 2Q17, driven by strong client flows and market performance
- Combined YoY growth in card spend increased to 8% (credit +8%, debit +7%) vs. 6% in the year-ago period
- Active mobile banking users of 25.3MM, up 11% from 2Q17, and mobile channel usage up 30% from 2Q17

Note: ROAAC defined as return on average allocated capital.

[1] Revenue, pretax income, income tax expense and efficiency ratio shown on an FTE basis. Tax expense compared to prior year impacted by a lower U.S. corporate tax rate.

[2] Cost of deposits calculated as annualized noninterest expense as a percentage of total average deposits within the Deposits subsegment.

[3] Includes U.S. consumer credit card portfolios in Consumer Banking and GWIM.

[4] Represents the percentage of consumer checking accounts that are estimated to be the customer's primary account based on multiple relationship factors (e.g., linked to their direct deposit).

13

Consumer Banking Trends

Business Leadership [1]

- #1 Consumer Deposit Market Share [A]
- 2018 JD Power Certified Mobile App
- Named North America's Best Digital Bank [B]
- #1 Online Banking and Mobile Banking Functionality [C]
- #1 Digital U.S. Credit Card Sales Functionality [D]
- #1 Online Broker [E]
- #1 Home Equity Originator and #2 bank for Retail Mortgage Originations [F]
- #1 in Prime Auto Credit distribution of new originations among peers [G]
- #2 Small Business Lender [H]

Total Revenue ($B) [2]



$10
$8
$6
$4
$2
$0
$8.5
$8.8
$9.0
$9.0
$9.2
2.5
2.6
2.6
2.5
2.6
6.0
6.2
6.4
6.5
6.6
2Q17
3Q17
4Q17
1Q18
2Q18
Net interest income 2
Noninterest income

Total Expense ($B) and Efficiency [2]



$5
$4
$3
$2
$1
$0
70%
60%
50%
40%
$4.4
$4.5
$4.5
$4.5
$4.4
52%
51%
50%
50%
48%
2Q17
3Q17
4Q17
1Q18
2Q18
Noninterest expense
Efficiency ratio 2

Average Deposits ($B)



$700
$600
$500
$400
$300
$200
$100
$0
0.20%
0.15%
0.10%
0.05%
0.00%
$653
$659
$666
$674
$688
50%
50%
50%
51%
51%
0.04%
0.04%
0.04%
0.05%
0.05%
2Q17
3Q17
4Q17
1Q18
2Q18
Other deposits
Checking
Rate paid (%)

Average Loans and Leases ($B)



$300
$200
$100
$0
$262
$269
$276
$280
$281
19
19
19
19
19
63
68
73
77
81
43
42
41
39
38
51
52
53
52
51
87
89
90
91
90
2Q17
3Q17
4Q17
1Q18
2Q18
Consumer credit card
Vehicle lending
Home equity
Residential mortgage
Small business / other

Client Brokerage Assets (EOP, $B)



$200
$150
$100
$50
$0
$159
$167
$177
$182
$191
2Q17
3Q17
4Q17
1Q18
2Q18

Note: Amounts may not total due to rounding.
[1] See slide 25 for business leadership sources.
[2] FTE basis.

14

Global Wealth & Investment Management

Summary Income Statement ($MM) [1]	2Q18	Inc / (Dec) 1Q18	Inc / (Dec) 2Q17
Total revenue, net of interest expense	$4,709	($147)	$14
Provision for credit losses	12	(26)	1
Noninterest expense	3,399	(29)	7
Pretax income	1,298	(92)	6
Income tax expense	330	(25)	(158)
Net income	$968	($67)	$164

Key Indicators ($B)	2Q18	1Q18	2Q17
Average deposits	$236.2	$243.1	$245.3
Average loans and leases	160.8	159.1	150.8
Net charge-off ratio	0.04 %	0.06 %	0.02 %
AUM flows	$10.8	$24.2	$27.5
Pretax margin	28 %	29 %	28 %
Return on average allocated capital	27	29	23
Allocated capital	$14.5	$14.5	$14.0

- Net income of $1.0B increased 20% from 2Q17; ROAAC of 27%
  - Strong pretax margin of 28%, stable to 2Q17
- Revenue of $4.7B increased slightly from 2Q17 as higher asset management fees offset lower transactional revenue and net interest income
  - 85% of revenue from asset management fees and NII vs. 82% in 2Q17
- Noninterest expense increased modestly from 2Q17, as higher revenue-related incentives were largely offset by continued expense discipline
- Client balances grew to a record of nearly $2.8T, up 5% from 2Q17, driven by higher market valuations and positive net flows
  - Assets under management (AUM) flows of $11B in 2Q18, reflected solid client activity and, compared to 2Q17, less of a shift from brokerage to AUM
- Average deposits of $236B declined 4% from 2Q17, due primarily to clients continuing to shift balances into investments
- Average loans and leases of $161B increased $10B, or 7%, from 2Q17, driven by mortgage and structured lending; 33rd consecutive quarter of loan growth
- Wealth advisors grew 2% from 2Q17 to 19,350 [2]

[1] Revenue, pretax income, income tax expense and efficiency ratio shown on an FTE basis. Tax expense compared to prior year impacted by a lower U.S. corporate tax rate.
[2] Includes financial advisors in Consumer Banking of 2,622 and 2,206 in 2Q18 and 2Q17.

15

Global Wealth & Investment Management Trends

Business Leadership [1]

- #1 U.S. wealth management market position across client assets, deposits and loans [1]
- #1 in personal trust assets under management [1]
- #1 in Barron's U.S. high net worth client assets (2017)
- #1 in Barron's Top 1,200 ranked Financial Advisors (2018)
- #1 in Forbes' Top 500 America's Top Next Generation Advisors (2017)
- #1 in Financial Times Top 401K Retirement Plan Advisers (2017)
- #1 in Barron's Top 100 Women Advisors (2018)

Average Deposits ($B)



$300
$250
$200
$150
$100
$50
$0
$245
$240
$240
$243
$236
2Q17
3Q17
4Q17
1Q18
2Q18

Average Loans and Leases ($B)



$180
$120
$60
$0
$151
$154
$157
$159
$161
3
33
43
72
3
35
42
74
3
36
42
75
3
38
42
77
3
39
41
78
2Q17
3Q17
4Q17
1Q18
2Q18
Consumer real estate
Securities-based lending
Structured lending
Credit card / Other

Total Revenue ($B) [2]



$5
$4
$3
$2
$1
$0
$4.7
0.8
2.3
1.6
$4.6
0.8
2.3
1.5
$4.7
0.7
2.4
1.5
$4.9
0.7
2.5
1.6
$4.7
0.7
2.5
1.5
2Q17
3Q17
4Q17
1Q18
2Q18
Net interest income [2]
Asset management fees
Brokerage / Other

Client Balances (EOP, $B) [3]



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,617
156
237
991
1,233
$2,676
159
238
1,036
1,244
$2,752
162
247
1,081
1,262
$2,725
162
242
1,085
1,237
$2,754
165
234
1,101
1,254
2Q17
3Q17
4Q17
1Q18
2Q18
Brokerage / Other
Assets under management
Deposits
Loans and leases

Note: Amounts may not total due to rounding.
[1] See slide 25 for business leadership sources.
[2] FTE basis.
[3] Loans and leases include margin receivables which are classified in customer and other receivables on the consolidated balance sheet.

16

Global Banking

Summary Income Statement ($MM) [1]	2Q18	Inc/(Dec) 1Q18	Inc/(Dec) 2Q17
Total revenue, net of interest expense [2]	$4,922	($12)	($117)
Provision (benefit) for credit losses	(23)	(39)	(38)
Noninterest expense	2,154	(41)	0
Pretax income	2,791	68	(79)
Income tax expense	727	20	(357)
Net income	$2,064	$48	$278

Selected Revenue Items ($MM)	2Q18	1Q18	2Q17
Total Corporation IB fees (excl. self-led) [2]	$1,422	$1,353	$1,532
Global Banking IB fees [2]	743	744	929
Business Lending revenue	2,166	2,124	2,244
Global Transaction Services revenue	1,960	1,930	1,796

Key Indicators ($B)	2Q18	1Q18	2Q17
Average deposits	$323.2	$324.4	$300.5
Average loans and leases	355.1	351.7	345.1
Net charge-off ratio	0.10 %	0.02 %	0.11 %
Return on average allocated capital	20	20	18
Allocated capital	$41	$41	$40
Efficiency ratio [1]	44 %	44 %	43 %

- Net income of $2.1B increased 16% from 2Q17; ROAAC of 20%
- Revenue of $4.9B decreased 2% from 2Q17
  - Reflected lower investment banking fees and the impact of tax reform on certain tax-advantaged investments, partially offset by higher NII from the benefit of higher interest rates and growth in loans and deposits
- Total Corporation investment banking fees of $1.4B (excl. self-led) declined 7% from 2Q17, due primarily to lower advisory fees compared to a record year-ago quarter
- Provision improved from 2Q17, driven primarily by reduced reserves due to continued improvement in energy
- Noninterest expense was flat compared to 2Q17
- Average loans and leases of $355B increased 3% from 2Q17, driven by growth in international and domestic C&I
- Strong average deposit growth of 8% compared to 2Q17

[1] Revenue, pretax income, income tax expense and efficiency ratio shown on an FTE basis. Tax expense compared to prior year impacted by a lower U.S. corporate tax rate.
[2] Global Banking and Global Markets share in certain deal economics from investment banking, loan origination activities and sales and trading activities.

17

Global Banking Trends

Business Leadership [1]

- World's Best Bank for Advisory and North America's Best Bank for Small to Medium-sized Enterprises [K]
- Most Innovative Investment Bank of the Year and Best Bank for Global Payments [L]
- Best Global Debt Bank [M]
- 2017 Share and Quality Leader in U.S. Large Corporate Banking & U.S. Cash Management [N]
- Best Brand for Overall Middle Market Banking and Excellence Award for International Middle Market Banking - Payments, FX, Trade Finance [N]
- Relationships with 79% of the Global Fortune 500; 95% of the U.S. Fortune 1,000 (2017)

Average Deposits ($B)



$400
$300
$200
$100
$0
$300
$316
$330
$324
$323
26%
30%
32%
35%
37%
74%
70%
68%
65%
63%
2Q17
3Q17
4Q17
1Q18
2Q18
Noninterest-bearing
Interest-bearing

Average Loans and Leases ($B)



$400
$300
$200
$100
$0
$345
$346
$350
$352
$355
18
18
17
17
17
157
159
162
162
164
171
169
171
172
175
2Q17
3Q17
4Q17
1Q18
2Q18
Commercial
Corporate
Business Banking

Total Revenue ($B) [2, 3]



$6
$4
$2
$0
$5.0
$5.0
$5.0
$4.9
$4.9
0.8
0.8
0.7
0.8
0.7
0.8
0.8
0.8
0.8
0.8
0.9
0.8
0.8
0.7
0.7
2.5
2.6
2.7
2.6
2.7
2Q17
3Q17
4Q17
1Q18
2Q18
Net interest income
IB fees
Service charges
All other income

Total Corporation IB Fees ($MM) [2]



$1,532
$1,477
$1,418
$1,353
$1,422
483
374
429
296
303
231
193
204
314
290
901
962
846
827
874
(83)
(52)
(61)
(84)
(45)
2Q17
3Q17
4Q17
1Q18
2Q18
Debt
Equity
Advisory 4
Self-led deals

Note: Amounts may not total due to rounding.
[1] See slide 25 for business leadership sources.
[2] Global Banking and Global Markets share in certain deal economics from investment banking, loan origination activities and sales and trading activities.
[3] FTE basis.
[4] Advisory includes fees on debt and equity advisory and mergers and acquisitions.

18

Global Markets

Summary Income Statement ($MM) [1]	2Q18	Inc/(Dec) 1Q18	Inc/(Dec) 2Q17
Total revenue, net of interest expense [2]	$4,221	($565)	$274
Net DVA	*(179)*	*(243)*	*(20)*
Total revenue (excl. net DVA) [2,3]	*4,400*	*(322)*	*294*
Provision for credit losses	(1)	2	(26)
Noninterest expense	2,715	(103)	65
Pretax income	1,507	(464)	235
Income tax expense	391	(122)	(51)
Net income	$1,116	($342)	$286
Net income (excl. net DVA) [3]	*$1,252*	*($157)*	*$323*

Selected Revenue Items ($MM) [2]	2Q18	1Q18	2Q17
Sales and trading revenue	$3,417	$4,117	$3,210
Sales and trading revenue (excl. net DVA) [3]	3,596	4,053	3,369
FICC (excl. net DVA)	2,290	2,536	2,254
Equities (excl. net DVA)	1,306	1,517	1,115
Global Markets IB fees	652	609	590

Key Indicators ($B)	2Q18	1Q18	2Q17
Average total assets	$678.5	$678.4	$645.2
Average trading-related assets	473.1	463.2	452.6
Average 99% VaR ($ in MM) [4]	30	42	43
Average loans and leases	75.1	73.8	69.6
Return on average allocated capital	13 %	17 %	10 %
Allocated capital	$35	$35	$35
Efficiency ratio [1]	64 %	59 %	67 %

- Net income of $1.1B increased 34% from 2Q17; ROAAC of 13%
  - Excluding net DVA, net income of $1.3B increased 35%
- Revenue grew 7% from 2Q17, driven by sales and trading revenue
- Sales and trading revenue of $3.4B increased 6% from 2Q17, with FICC flat at $2.1B and Equities up 19% to $1.3B
- Excluding net DVA, sales and trading revenue of $3.6B increased 7% from 2Q17 [3]
  - FICC revenue of $2.3B increased 2% from 2Q17, primarily due to improved performance in macro-related products, partially offset by weakness in credit products
  - Equities revenue of $1.3B increased 17% from 2Q17, driven by increased client activity in financing and derivatives
- Noninterest expense increased 2% versus 2Q17, driven by higher revenue-related costs and continued investment in technology
- Average total assets increased 5% from 2Q17, primarily due to targeted investments to support clients in both Equities and FICC
- Average VaR remained low at $30MM in 2Q18 [4]

[1] Revenue, pretax income, income tax expense and efficiency ratio shown on an FTE basis. Tax expense compared to prior year impacted by a lower U.S. corporate tax rate.
[2] Global Banking and Global Markets share in certain deal economics from investment banking, loan origination activities and sales and trading activities.
[3] Represents a non-GAAP financial measure; see note D on slide 24.
[4] See note E on slide 24 for definition of VaR.

19

Global Markets Trends and Revenue Mix

Business Leadership [1]

- Best Bank for Markets in Asia [K]
- European Trading House of the Year [O]
- Equity Derivatives House of the Year [P]
- #1 Equity Portfolio Trading Share – North American Institutions [N]
- 2017 U.S. Fixed Income Quality Leader in Credit and Securitized Products [N]
- 2018 Quality Leader in Global Top-Tier Foreign Exchange Sales and Corporate FX Sales [Q]
- #2 Global Research Firm [R]

YTD Global Markets Revenue Mix

(excl. net DVA) [2]


61%
39%
U.S. / Canada
International

YTD Total FICC S&T Revenue Mix

(excl. net DVA) [2]


60%
40%
Credit / other
Macro [3]

Total Sales & Trading Revenue (excl. net DVA) ($B) [2]


$4
$3
$2
$1
$0
$3.7
1.1
2.6
$3.4
1.1
2.3
$3.6
1.3
2.3
2Q16
2Q17
2Q18
FICC
Equities

Average Trading-related Assets ($B) and VaR ($MM) [4]


$500
$400
$300
$200
$100
$0
$100
$75
$50
$25
$0
$411
$453
$473
$46
$43
$30
2Q16
2Q17
2Q18
Avg. trading-related assets
Avg. VaR

Note: Amounts may not total due to rounding.

[1] See slide 25 for business leadership sources.

[2] Represents a non-GAAP financial measure. Reported sales & trading revenue was $3.4B, $3.2B and $3.5B for 2Q18, 2Q17 and 2Q16, respectively. Reported FICC sales & trading revenue was $2.1B, $2.1B and $2.5B for 2Q18, 2Q17 and 2Q16, respectively. Reported Equities sales & trading revenue was $1.3B, $1.1B and $1.1B for 2Q18, 2Q17 and 2Q16, respectively. See note D on slide 24.

[3] Macro includes G10 FX, rates and commodities products.

[4] See note E on slide 24 for definition of VaR.

20

All Other [1]

Summary Income Statement ($MM) [2]	2Q18	Inc/(Dec) 1Q18	Inc/(Dec) 2Q17
Total revenue, net of interest expense	($300)	$33	($1,176)
Provision (benefit) for credit losses	(105)	47	54
Noninterest expense	619	(357)	(756)
Pretax income (loss)	(814)	343	(474)
Income tax expense (benefit)	(567)	304	(572)
Net income (loss)	($247)	$39	$98

- Net loss of $0.2B improved $0.1B from 2Q17
- Revenue declined $1.2B from 2Q17
  - 2Q17 revenue included a gain of $0.8B from the sale of the non-U.S. consumer credit card business, which was mostly offset by $0.7B related tax expense
  - 2Q18 revenue included a $0.2B charge for the combined impact of a $0.7B charge related to the redemption of certain trust preferred securities and a $0.6B gain from the sale of non-core mortgage loans
- Excluding the impact of the aforementioned items, revenue declined $0.2B from 2Q17, due to the absence of the non-U.S. consumer card portfolio and lower gains on sale of debt securities [3]
- Noninterest expense declined $0.8B from 2Q17, reflecting the absence of a $0.3B impairment charge related to certain data centers in 2Q17, as well as lower non-core mortgage costs and reduced operational costs from the sale of the non-U.S. consumer credit card business in 2Q17
- Provision benefit declined from 2Q17, due to a slowing pace of portfolio improvement in consumer real estate

[1] All Other consists of asset and liability management (ALM) activities, equity investments, non-core mortgage loans and servicing activities, the net impact of periodic revisions to the MSR valuation model for both core and non-core MSRs and the related economic hedge results, liquidating businesses and residual expense allocations. ALM activities encompass certain residential mortgages, debt securities, interest rate and foreign currency risk management activities, the impact of certain allocation methodologies and hedge ineffectiveness. The results of certain ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture, as well as a portfolio of equity, real estate and other alternative investments. During 2Q17, the Company sold its non-U.S. consumer credit card business.
[2] Revenue, pretax income and income tax expense shown on an FTE basis. Tax expense compared to prior year impacted by a lower U.S. corporate tax rate.
[3] Represents a non-GAAP financial measure. For important presentation information, see slide 27.

21

Second Quarter 2018 Key Takeaways • Produced solid returns • Delivered responsible growth • Solid client activity drove good deposit, loan and AUM growth • Positive operating leverage for 14 consecutive quarters • Asset quality remained strong • Increased capital returned to shareholders; repurchased $5.0B of common shares and paid $1.2B in common dividends • Positioned to benefit from higher interest rates and an improving economic environment 22 Confidential Non-Public Information

Appendix

Notes A Global Liquidity Sources (GLS) include cash and high-quality, liquid, unencumbered securities, limited to U.S. government securities, U.S. agency securities, U.S. agency MBS, and a select group of non-U.S. government and supranational securities, and are readily available to meet funding requirements as they arise. It does not include Federal Reserve Discount Window or Federal Home Loan Bank borrowing capacity. Transfers of liquidity among legal entities may be subject to certain regulatory and other restrictions. B The Liquidity Coverage Ratio (LCR) represents the consolidated average amount of high-quality liquid assets as a percent of the prescribed average net cash outflows over a 30 calendar-day period of significant liquidity stress, under the U.S. LCR final rule. C Time to Required Funding (TTF) is a debt coverage measure and is expressed as the number of months unsecured holding company obligations of Bank of America Corporation can be met using only the Global Liquidity Sources held at the BAC parent company and NB Holdings without the BAC parent company issuing debt or sourcing additional liquidity. We define unsecured contractual obligations for purposes of this metric as maturities of senior or subordinated debt issued or guaranteed by Bank of America Corporation. D Revenue for all periods included net debit valuation adjustments (DVA) on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Net DVA gains (losses) were ($179MM), $64MM, ($159MM) and ($164MM) for 2Q18, 1Q18, 2Q17 and 2Q16, respectively. Net DVA gains (losses) included in FICC revenue were ($184MM), $78MM, ($148MM) and ($159MM) for 2Q18, 1Q18, 2Q17 and 2Q16, respectively. Net DVA gains (losses) included in Equities revenue were $5MM, ($14MM), ($11MM) and ($5MM) for 2Q18, 1Q18, 2Q17 and 2Q16, respectively. E VaR model uses historical simulation approach based on three years of historical data and an expected shortfall methodology equivalent to a 99% confidence level. Using a 95% confidence level, average VaR was $17MM, $22MM, $23MM and $24MM for 2Q18, 1Q18, 2Q17 and 2Q16, respectively. 24

Sources A Estimated retail consumer deposits based on June 30, 2017 FDIC deposit data. B Euromoney, 2018. C Dynatrace 2Q18 Online Banker Scorecard and Javelin 2017 Mobile Banking Scorecard. D Forrester 2017 U.S. Credit Card Sales Functionality Benchmark. E Kiplinger’s 2017 Best of the Online Brokers Review. F Inside Mortgage Finance as of 1Q18 and FY 2017, respectively. G Experian. Largest percentage of 740+ Scorex customers among key competitors as of May 2018. H FDIC, 1Q18. I U.S.-based full-service wirehouse peers based on 1Q18 earnings releases. J Industry 1Q18 call reports. K Euromoney, 2017. L The Banker, 2017. M Global Finance, 2018. N Greenwich, 2017. O Financial News, 2017. P Risk Magazine, 2017. Q Greenwich, 2018. R Institutional Investor, 2017. 25

Forward-Looking Statements Bank of America Corporation (the “Company”) and its management may make certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements represent the Company's current expectations, plans or forecasts of its future results, revenues, expenses, efficiency ratio, capital measures, strategy and future business and economic conditions more generally, and other future matters. These statements are not guarantees of future results or performance and involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict and are often beyond the Company's control. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements. You should not place undue reliance on any forward‐looking statement and should consider the following uncertainties and risks, as well as the risks and uncertainties more fully discussed under Item 1A. Risk Factors of the Company's 2017 Annual Report on Form 10‐K and in any of the Company's subsequent Securities and Exchange Commission filings: the Company's potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions, including inquiries into our retail sales practices, and the possibility that amounts may be in excess of the Company’s recorded liability and estimated range of possible loss for litigation exposures; the possibility that the Company could face increased servicing, securities, fraud, indemnity, contribution or other claims from one or more counterparties, including trustees, purchasers of loans, underwriters, issuers, other parties involved in securitizations, monolines or private-label and other investors; the possibility that future representations and warranties losses may occur in excess of the Company's recorded liability and estimated range of possible loss for its representations and warranties exposures; the Company’s ability to resolve representations and warranties repurchase and related claims, including claims brought by investors or trustees seeking to avoid the statute of limitations for repurchase claims; uncertainties about the financial stability and growth rates of non‐U.S. jurisdictions, the risk that those jurisdictions may face difficulties servicing their sovereign debt, and related stresses on financial markets, currencies and trade, and the Company's exposures to such risks, including direct, indirect and operational; the impact of U.S. and global interest rates, currency exchange rates, economic conditions, trade policies, and potential geopolitical instability; the impact on the Company’s business, financial condition and results of operations of a potential higher interest rate environment; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions, customer behavior, adverse developments with respect to U.S. or global economic conditions and other uncertainties; the Company’s ability to achieve its expense targets, net interest income expectations, or other projections; adverse changes to the Company's credit ratings from the major credit rating agencies; estimates of the fair value of certain of the Company's assets and liabilities; uncertainty regarding the content, timing and impact of regulatory capital and liquidity requirements; the potential impact of total loss‐absorbing capacity requirements; potential adverse changes to our global systemically important bank surcharge; the potential impact of Federal Reserve actions on the Company's capital plans; the possible impact of the Company's failure to remediate the shortcoming identified by banking regulators in the Company's Resolution Plan; the effect of regulations, other guidance or additional information on our estimated impact of the Tax Act; the impact of implementation and compliance with U.S. and international laws, regulations and regulatory interpretations, including, but not limited to, recovery and resolution planning requirements, Federal Deposit Insurance Corporation (FDIC) assessments, the Volcker Rule, fiduciary standards and derivatives regulations; a failure in or breach of the Company's operational or security systems or infrastructure, or those of third parties, including as a result of cyberattacks; the impact on the Company's business, financial condition and results of operations from the planned exit of the United Kingdom from the European Union; and other similar matters. 26

Important Presentation Information • The information contained herein is preliminary and based on Company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying slides. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. • The Company may present certain key performance indicators and ratios, including year-over-year comparisons of revenue, noninterest expense and pretax income, excluding certain items (e.g., DVA) which result in non-GAAP financial measures. The Company believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. For more information about the non-GAAP financial measures contained herein, please see the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations in the earnings press release for the quarter ended June 30, 2018 and other earnings-related information available through the Bank of America Investor Relations website at: http://investor.bankofamerica.com. • The Company views net interest income and related ratios and analyses on a fully taxable-equivalent (FTE) basis, which when presented on a consolidated basis are non-GAAP financial measures. The Company believes managing the business with net interest income on an FTE basis provides investors with a more accurate picture of the interest margin for comparative purposes. The Company believes that the presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. The FTE adjustment was $154MM, $150MM, $251MM, $240MM and $237MM for 2Q18, 1Q18, 4Q17, 3Q17 and 2Q17 respectively. • The Company allocates capital to its business segments using a methodology that considers the effect of regulatory capital requirements in addition to internal risk-based capital models. The Company's internal risk-based capital models use a risk-adjusted methodology incorporating each segment's credit, market, interest rate, business and operational risk components. Allocated capital is reviewed periodically and refinements are made based on multiple considerations that include, but are not limited to, risk-weighted assets measured under Basel 3 Standardized and Advanced approaches, business segment exposures and risk profile, and strategic plans. As a result of this process, in the first quarter of 2018, the Company adjusted the amount of capital being allocated to its business segments. 27